                                                                    EXHIBIT 99.8

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                 SCENARIO                                        1                2                3                4
----------------------------------------------------------------------------------------------------------------------------
                  SPEED                      PRICING        100% pricing    100% pricing     100% pricing      100% pricing
                  RATES                                       Forward          Forward       Forward +200      Forward +200
                 TRIGGERS                                       Fail            Fail             Fail              Fail
               CLEANUP CALL                                 To Maturity      To Maturity      To Maturity      To Maturity
           DEFAULT P&I ADVANCE                              100% Advance    100% Advance     100% Advance     100% Advance
             DEFAULT SEVERITY                                   45%              55%              45%              55%
          DEFAULT RECOVERY LAG               Months          12 months        12 months        12 months        12 months
             DEFAULT BALANCE                              Current Balance  Current Balance  Current Balance  Current Balance
             CPR = CDR + CRR            Capped at prepay
                CPR = CRR                 PSA standard       CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
----------------------------------------------------------------------------------------------------------------------------
                   INITIAL
         RATINGS    BOND       SUB-
CLASS      M/S      SIZE    ORDINATION
----------------------------------------------------------------------------------------------------------------------------
A         Aa2/AA     80.70     19.30    CDR
                                        CummLosses
M1        Aa3/AA      6.30     13.00    CDR
                                        CummLosses
M2        A2/A+       1.75     11.25    CDR
                                        CummLosses
M3         A3/A       3.20      8.05    CDR
                                        CummLosses
M4       Baa1/A-      1.40      6.65    CDR
                                        CummLosses
B1      Baa2/BBB+     1.20      5.45    CDR                    9.359           7.524            6.777             5.455
                                        CummLosses             10.06%          10.25%            7.67%             7.76%
B2       Baa3/BBB     0.90      4.55    CDR                    8.321           6.710            5.856             4.727
                                        CummLosses              9.13%           9.30%            6.76%             6.83%
B3       Ba1/BBB-     0.75      3.80    CDR                    7.471           6.044            5.112             4.139
                                        CummLosses              8.34%           8.49%            5.99%             6.06%
B4       Ba2/BB+      0.50      3.30    CDR                    6.931           5.618            4.632             3.757
                                        CummLosses              7.82%           7.96%            5.49%             5.55%
B5       Ba2/BB+      1.00      2.30    CDR
                                        CummLosses
B6        NR/BB+      0.85      1.45    CDR
                                        CummLosses
OC                    1.45         -                               -               -                -                 -

                 SCENARIO                                       5                 6                7                8
----------------------------------------------------------------------------------------------------------------------------
                  SPEED                      PRICING       65% pricing       65% pricing      65% pricing      65% pricing
                  RATES                                      Forward           Forward        Forward +200    Forward +200
                 TRIGGERS                                      Fail              Fail             Fail            Fail
               CLEANUP CALL                                 To Maturity       To Maturity     To Maturity      To Maturity
           DEFAULT P&I ADVANCE                              100% Advance    100% Advance     100% Advance     100% Advance
             DEFAULT SEVERITY                                   45%             55%               45%              55%
          DEFAULT RECOVERY LAG               Months          12 months        12 months        12 months        12 months
             DEFAULT BALANCE                              Current Balance  Current Balance  Current Balance  Current Balance
             CPR = CDR + CRR            Capped at prepay
                CPR = CRR                 PSA standard       CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
----------------------------------------------------------------------------------------------------------------------------
                   INITIAL
         RATINGS     BOND       SUB-
CLASS      M/S       SIZE   ORDINATION
----------------------------------------------------------------------------------------------------------------------------
A         Aa2/AA     80.70     19.30    CDR
                                        CummLosses
M1        Aa3/AA      6.30     13.00    CDR
                                        CummLosses
M2        A2/A+       1.75     11.25    CDR
                                        CummLosses
M3         A3/A       3.20      8.05    CDR
                                        CummLosses
M4       Baa1/A-      1.40      6.65    CDR
                                        CummLosses
B1      Baa2/BBB+     1.20      5.45    CDR                     8.949           7.199            6.291            5.067
                                        CummLosses              14.16%          14.71%           10.84%           11.12%
B2       Baa3/BBB     0.90      4.55    CDR                     8.152           6.580            5.610            4.535
                                        CummLosses              12.54%          12.98%            9.34%            9.56%
B3       Ba1/BBB-     0.75      3.80    CDR                     7.495           6.070            5.064            4.107
                                        CummLosses              11.76%          12.16%            8.58%            8.78%
B4       Ba2/BB+      0.50      3.30    CDR                     7.082           5.750            4.712            3.831
                                        CummLosses              11.25%          11.64%            8.08%            8.27%
B5       Ba2/BB+      1.00      2.30    CDR
                                        CummLosses
B6        NR/BB+      0.85      1.45    CDR
                                        CummLosses
OC                    1.45         -                                -               -                -                -